UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 18, 2016

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code:		Phone: (720) 420-1290

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 18, 2016, CannaSys, Inc. entered into a Securities Purchase Agreement ("SPA") with Kodiak Capital Group, LLC, a Delaware limited liability company ("Kodiak"), and executed two 12% Convertible Redeemable Promissory Notes, each in the principal amount of $50,000 (the "Notes"). On March 18, 2016, Kodiak funded the first Note for $35,000, less $15,000 in due diligence costs and attorney fees, which was retained by Kodiak. Under the terms of the SPA and the second Note, the second Note is initially paid for by Kodiak's issuance to CannaSys of an offsetting secured note for $50,000 (the "Buyer Note"). The terms of the second Note do not become effective until Kodiak funds the Buyer Note, which funding is in CannaSys's sole discretion. The first Note and the Second Note (when funded by the offsetting Buyer Note) accrue interest at the rate of 12% per annum and mature on March 18, 2017. The outstanding amounts due under the Notes are immediately convertible into restricted shares of CannaSys common stock after 180 days from the issue date, at Kodiak's sole discretion, at 50% of the lowest closing bid price for the common stock during the 30 consecutive trading days immediately preceding the conversion date, with some exceptions.

The SPA and the Notes were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Kodiak is an "accredited investor" as defined in Rule 501(a) of Regulation D and confirmed the foregoing and acknowledged, in writing, that the securities were acquired and will be held for investment. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 2.03—CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 10	Miscellaneous
10.36	Securities Purchase Agreement between CannaSys, Inc., and Kodiak Capital Group, LLC, dated March 18, 2016, including exhibits	Attached
_______________________________________
*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: March 24, 2016	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer